SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 29, 2006


                              HARBIN ELECTRIC, INC.
             (Exact name of registrant as specified in its charter)

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
            Nevada                                 000-51006                        98-0403396
(State or other Jurisdiction of             (Commission File Number)            (IRS Employer No.)
 Identification Incorporation)
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                  No. 9, Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu
                     Harbin Kai Fa Qu, Harbin, 150060, China
                    (Address of Principal Executive Offices)

                                 86-451-86116757
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable

          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

      On August 29, 2006, Harbin Electric, Inc. (the "Company"), Advanced Electric Motors, Inc. (the "Subsidiary"), a wholly-owned subsidiary of the Company, Citadel Equity Fund Ltd. ("Citadel") and Merrill Lynch International ("Merrill Lynch" and, together with Citadel, the "Investors") entered into a purchase agreement (the "Purchase Agreement") pursuant to an indicative financing term sheet dated as of August 2, 2006 (the "Term Sheet") by and between the Company and the Investors. The Purchase Agreement relates to the purchase and sale of (a) $50.0 million aggregate principal amount of the Company's Guaranteed Senior Secured Floating Rate Notes (collectively, the "Notes") and (b) fully detachable warrants (the "Warrants") to purchase an aggregate of 3,487,368 shares of the Company's common stock, par value $0.00001 per share (the "Common Stock"). The offer and sale of the Notes and Warrants were made in an offshore transaction pursuant to Regulation S under the Securities Act of 1933, as amended. The transaction closed on August 30, 2006.

      The Notes are governed by an indenture, dated August 30, 2006 (the "Indenture"), entered into among the Company, the Subsidiary, as guarantor, and The Bank of New York, as trustee for the Notes. Of the $50.0 million aggregate principal amount of the Notes, Citadel subscribed to $38.0 million of the principal amount of the Notes, which mature on September 1, 2012 (the "2012 Notes"), and Merrill Lynch subscribed to $12.0 million of the principal amount of the Notes, which mature on September 1, 2010 (the "2010 Notes"). Pursuant to the Indenture, the Subsidiary has agreed, and all of the Company's other existing and future subsidiaries (other than subsidiaries domiciled in the People's Republic of China), are obligated, to guarantee, on a senior secured basis, to the Investors and to the trustee the payment and performance of the Company's obligations.

      As security for the Notes, the Company and The Bank of New York, as collateral agent, entered into a share pledge agreement, dated August 30, 2006 (the "Share Pledge Agreement"), to guarantee the Notes with the shares of common stock of the Subsidiary held by the Company as collateral.

      The Warrants are governed by a warrant agreement, dated August 30, 2006 (the "Warrant Agreement"), between the Company and The Bank of New York, as warrant agent. The Warrants consist of (i) six-year warrants to purchase an aggregate of 2,192,308 shares of Common Stock, at an exercise price of $7.80 per share (the "First Tranche 2012 Warrants"), (ii) six-year warrants to purchase an aggregate of 525,830 shares of Common Stock at an exercise price of $10.84 per share (the "Second Tranche 2012 Warrants") and (iii) three-year warrants to purchase an aggregate of 769,230 shares of Common Stock at an exercise price of $7.80 per share (the "2009 Warrants") (Items (i) through (iii) collectively, the "Warrants"). The First Tranche 2012 Warrants and the Second Tranche 2012 Warrants were issued to Citadel, and the 2009 Warrants were issued to Merrill. Each Warrant is exercisable at the option of the Warrant holder beginning on the date of issuance through the maturity date of such Warrant.

      In connection with the issuance of the Warrants, the Company and the Investors have entered into an equity registration rights agreement, dated August 30, 2006 (the "Registration Rights Agreement"), pursuant to which the Company has agreed to file a shelf registration statement covering the resale of the shares underlying the Warrants.

      In addition, the Company, Mr. Tianfu Yang and Citadel entered into a voting agreement, dated August 30, 2006 (the "Voting Agreement"), relating to the voting rights associated with the capital stock of the Company held by Mr. Yang and Citadel.

      The Investors and Mr. Tianfu Yang also entered into a noncompetition covenant and agreement, dated August 30, 2006, relating to Mr. Yang's employment as the Company's Chief Executive Officer and his ability to engage in a business that is competitive with the Company's business for so long as any of the Notes remain outstanding.

      Merrill Lynch Far East Limited acted as placement agent and was paid a placement agent fee equal to $2.5 million by the Company.

      Each of the Purchase Agreement, the Indenture, the Notes, the Registration Rights Agreement, the Share Pledge Agreement, the Warrant Agreement, the Warrants, and the Voting Agreement (each, a "Transaction Agreement" and, collectively, the "Transaction Agreements") sets forth certain other rights and obligations of the parties. A copy of each Transaction Agreement is attached hereto as an exhibit and is hereby filed and incorporated herein by reference. The description of each Transaction Agreement in this current report is a summary and is qualified in its entirety by the terms of each such Transaction Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      On August 29, 2006, the Company sold $50 million aggregate principal amount of Notes to the Investors. The Company will pay interest at a rate of LIBOR plus 4.750% per annum on the principal amount of the 2010 Notes and at a rate of LIBOR plus 3.350% per annum on the principal amount of the 2012 Notes, in each case payable semi-annually in arrears on March 1 and September 1 of each year, starting on March 1 2007, to holders of record at the close of business on the preceding February 15 and August 15, respectively. If a Change of Control (as defined in the Indenture) occurs, holders of the Notes may require the Company to repurchase all or a portion of their Notes for cash at a repurchase price equal to 102.5% of the principal amount of the Notes to be repurchased, plus any accrued and unpaid interest and additional interest, if any, on the Notes repurchased to the repurchase date.

      Additional terms and conditions are contained in Item 1.01 and is incorporated herein by reference.

Item 3.02         Unregistered Sales of Equity Securities

      The information pertaining to the Warrants is contained in Item 1.01 is incorporated herein by reference in its entirety.

      Neither the Warrants nor the underlying Common Stock issuable upon exercise of the Warrants have been registered under the Securities Act and neither may be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitution an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.



Item 9.01         Financial Statements and Exhibits

              (d) Exhibits.

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
              Exhibit No.         Description

              4.1                 Purchase Agreement among the Company, the Subsidiary and the
                                  Investors dated August 29, 2006

              4.2                 Indenture among the Company, the Subsidiary and The Bank of New York, as trustee, dated August 30, 2006
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

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
              4.3(a)              2010 Global Note

              4.3(b)              2012 Global Note

              4.4                 Registration Rights Agreement between the Company and the Investors, dated August 30, 2006

              4.5                 Share Pledge Agreement between the Company and The Bank of New York, as collateral agent, dated August 30, 2006

              4.6                 Warrant Agreement between the Company and The Bank of New York, as warrant agent, dated August 30, 2006

              4.7(a)              Global First Tranche 2012 Warrants

              4.7(b)              Global Second Tranche 2012 Warrants

              4.7(c)              Global 2009 Warrants

              4.8                 Voting Agreement among the Company, Tianfu Yang and Citadel, dated
                                  August 30, 2006
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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          Date: September 1, 2006


                                          Harbin Electric, Inc.
                                          ---------------------
                                          (Registrant)


                                          By:  /s/ Tianfu Yang
                                              -------------------------------

                                                   Tianfu Yang
                                                   Chief Executive Officer


                                      -5-

                                  EXHIBIT INDEX


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

Exhibit Number       Description                                                       Method of Filing
4.1                  Purchase Agreement among the Company, the Subsidiary              Filed herewith as Exhibit 4.1
                     and the Investors dated August 29, 2006

4.2                  Indenture among the Company, the Subsidiary and The               Filed herewith as Exhibit 4.2
                     Bank of New York, as trustee, dated August 30, 2006

4.3(a)               2010 Global Note                                                  Filed herewith as Exhibit 4.3(a)

4.3(b)               2012 Global Note                                                  Filed herewith as Exhibit 4.3(b)

4.4                  Registration Rights Agreement between the Company and             Filed herewith as Exhibit 4.4
                     the Investors, dated August 30, 2006

4.5                  Share Pledge Agreement between the Company and The                Filed herewith as Exhibit 4.5
                     Bank of New York, as collateral agent, dated August
                     30, 2006

4.6                  Warrant Agreement between the Company and The Bank of             Filed herewith as Exhibit 4.6
                     New York, as warrant agent, dated August 30, 2006

4.7(a)               Global First Tranche 2012 Warrants                                Filed herewith as Exhibit 4.7(a)

4.7(b)               Global Second Tranche 2012 Warrants                               Filed herewith as Exhibit 4.7(b)

4.6(c)               Global 2009 Warrants                                              Filed herewith as Exhibit 4.7(c)

4.8                  Voting Agreement among the Company, Tianfu Yang and               Filed herewith as Exhibit 4.8
                     Citadel, dated August 30, 2006

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